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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): JULY 20, 2005 (JULY 19, 2005)

                             MYLAN LABORATORIES INC.
             (Exact name of registrant as specified in its charter)

         PENNSYLVANIA                    1-9114                  25-1211621
(State or other jurisdiction of     (Commission File          (I.R.S. Employer
     Incorporation)                      Number)             Identification No.)

                              1500 CORPORATE DRIVE
                              CANONSBURG, PA 15317
                    (Address of principal executive offices)

                                 (724) 514-1800
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On July 19, 2005, Mylan Laboratories Inc., a Pennsylvania corporation, held a conference call to discuss its financial results for the quarter ended June 30, 2005. A copy of the transcript of the call is attached as Exhibit 99.1.

      The information in this report (including Exhibit 99.1) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.                             Description
-----------                             -----------
  99.1            Transcript of the registrant's conference call, held July 19, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MYLAN LABORATORIES INC.

Date:  July 20, 2005                             By: /s/  Edward J. Borkowski
                                                     ---------------------------
                                                     Edward J. Borkowski
                                                     Chief Financial Officer

                                       2
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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
99.1           Transcript of the registrant's conference call, held July 19, 2005.